PHARMACEUTICAL RESOURCES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 12, 2001

TO THE SHAREHOLDERS:

      The 2001 Annual Meeting of Shareholders of Pharmaceutical Resources, Inc. (the "Company") will be held on Thursday, July 12, 2001, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey at 10:00 a.m., local time, for the following purposes:

      1. To elect (i) two Class I members of the Company's Board of Directors, which consists of seven members, to serve until the annual meeting of shareholders in 2003 and (ii) three Class II members of the Company's Board of Directors, to serve until the annual meeting of shareholders in 2004, and until their successors have been duly elected and qualified;

      2. To consider and act upon a proposal to approve and adopt the Company's 2001 Performance Equity Plan; and

      3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

      The Board of Directors has fixed the close of business on May 30, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2001 Annual Meeting of Shareholders (the "Meeting"). Only shareholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                             By Order of the Board of Directors


                                             Dennis J. O'Connor
                                             SECRETARY

June 1, 2001

    YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT

                         PHARMACEUTICAL RESOURCES, INC.

                               ONE RAM RIDGE ROAD
                          SPRING VALLEY, NEW YORK 10977

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 12, 2001

                               GENERAL INFORMATION

        This Proxy Statement is being furnished to shareholders of Pharmaceutical Resources, Inc. (the "Company"), a New Jersey corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the 2001 Annual Meeting of Shareholders (the "Meeting"), and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting is to be held on July 12, 2001, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey at 10:00 a.m., local time.

        The principal executive offices of the Company are located at One Ram Ridge Road, Spring Valley, New York 10977, and its telephone number is (845) 425-7100. The accompanying proxy card and this Proxy Statement are being sent to shareholders of the Company on or about June 1, 2001.


SOLICITATION AND REVOCATION; QUORUM

        The accompanying proxy card is being solicited by and on behalf of the Board. The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made principally by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegraph, without extra compensation. The Company will reimburse brokers, custodians, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The Company has also retained Innisfree M&A Incorporated to assist it in the distribution of proxies for a nominal fee. It is estimated that the total costs for soliciting proxies will not be material.

        Any proxy given by a shareholder pursuant to this solicitation may be revoked by such shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a shareholder at the Meeting does not alone serve to revoke the proxy.

        The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, $.01 par value per share (the "Common Stock") will constitute a quorum. The accompanying proxy card is intended to permit a shareholder of record on May 30, 2001, to vote at the Meeting on the proposals described in this Proxy Statement, whether or not the shareholder attends the Meeting in person. Persons who acquire shares of record after the close of business on May 30, 2001 will not be entitled to vote such shares at the Meeting by proxy or by voting at the Meeting in person unless properly authorized by the record holder of such shares as of such date.

        The persons named in the accompanying proxy card have been designated as proxies by the Board. Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of the two Class I and three Class II nominees for director named herein; and (ii) "FOR" the proposal to approve and adopt the Company's 2001 Performance Equity Plan (the "2001 Plan"). In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which grant them authority to vote on any such matters) in accordance with their judgment.

        Directors will be elected by a plurality of the votes cast, the proposal to approve and adopt the Company's 2001 Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting, and approval of any other proposal at the Meeting will, subject to applicable law, require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. Abstentions and shares of record held by a broker or nominee ("Broker Shares") that are voted on any matter will be included in determining the existence of a quorum. Broker Shares that are not voted on any matter will not be included in determining the existence of a quorum. Neither abstentions nor non-voted Broker Shares will have an effect on the outcome of the election of the two Class I and three Class II nominees for directors, which requires only that a plurality of the votes cast be in favor of each nominee, in person or by proxy, at the Meeting. A "withheld" vote will be treated as equivalent to an abstention.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

RECORD DATE; OUTSTANDING SHARES

        The Board has fixed the close of business on May 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. An aggregate of 29,798,912 shares of Common Stock were outstanding at the close of business on the Record Date. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of voting securities entitled to vote at the Meeting, and the Company's shareholders do not have cumulative voting rights.


OWNERSHIP OF VOTING SECURITIES

        The following tables set forth, as of the close of business on the Record Date, the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock (based solely upon filings by said persons with the Securities and Exchange Commission (the "Commission") on Schedule 13D or Schedule 13G pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (ii) each current director and nominee for election as a director of the Company, (iii) the Named Executives, as defined in the "Executive Compensation" section of this Proxy Statement, and (iv) all directors and current executive officers of the Company, as a group (based solely in respect of clauses (ii), (iii) and (iv) upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of an equity security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any equity securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                          SHARES OF            % OF
                                                                           COMMON             COMMON
                                       NAME OF BENEFICIAL OWNER             STOCK              STOCK
                                       ------------------------             -----              -----

         Merck KGaA(1).............................................      13,634,012            43.8

         John P. Curran (2)
         Curran Partners, L.P. (2).................................       1,829,400             6.2

(1) The business address of Merck KGaA is Frankfurter Strasse 250, 64271, Darmstadt, Germany. Includes 249,700 shares of Common Stock, which may be acquired by Genpharm Inc., a subsidiary of Merck KGaA, upon exercise of warrants. Warrants for 99,700 of such shares have an exercise price of $6.00 per share and warrants for 150,000 of such shares have an exercise price of $10.00 per share. Includes an additional 1,171,040 shares Common Stock which may be acquired upon exercise of options granted to Merck KGaA and Genpharm Inc. after July 10, 2001.

(2) The business address of John P. Curran and Curran Partners, L.P. is 237 Park Avenue, New York, NY 10017. Mr. Curran and Curran Partners, L.P. share voting and dispositive power of 1,653,500 shares of Common Stock, and Mr. Curran has sole voting and dispositive power of an additional 175,900 shares of Common Stock. Mr. Curran is the General Partner of Curran Partners, L.P.

SECURITY OWNERSHIP OF MANAGEMENT

                                                                          SHARES OF            % OF
                                                                           COMMON             COMMON
                                       NAME OF BENEFICIAL OWNER             STOCK              STOCK
                                       ------------------------             -----              -----
           Kenneth I. Sawyer(1)(2)(3)..............................         633,900             2.1%

           Scott Tarriff(2)(3).....................................         225,166               *

           Mark Auerbach(1)(2).....................................          67,000               *

           Dennis J. O'Connor(2)(3)................................          70,453               *

           Klaus H. Jander(1)......................................               0               *

           Francis Michael J. Urwin(1).............................               0               *

           John D. Abernathy(1)....................................               0               *

           Thomas J. Drago(1)......................................               0               *

           Matthew W. Emmens(1)....................................               0               *

           All directors and executive officers
           (as of 5/30/01) as a group (nine persons)(2)............         996,519             3.26%

------------------------
*       Less than 1%.
(1)     A current Director of the Company.
(2) Includes the following shares of Common Stock, subject to currently exercisable options and/or that may be acquired upon the exercise of options within 60 days after May 30, 2001 under the Company's stock option plans: Mr. Sawyer - 500,000; Mr. Tarriff - 200,000; Mr. Auerbach
        - 59,000; Mr. O'Connor - 68,834; and all directors and executive officers as a group (nine persons) - 827,834.
(3)     A Named Executive.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

DIRECTORS

        The Company's Certificate of Incorporation provides that the Board is divided into three classes, with the term of office of one class expiring each year. The maximum number of directors is set by the Company's By-laws at 15, and the number of directors is presently set, by Board resolution, at seven. The Class I directors have terms which expired in 2000 and the Class II and Class III directors of the Company have terms which expire in the years 2001 and 2002, respectively. The current Class I directors are Thomas J. Drago and Matthew W. Emmens, the current Class II directors are Kenneth I. Sawyer, Mark Auerbach and John D. Abernathy, and the current Class III directors are Francis Michael J. Urwin and Klaus H. Jander. As a result of the Company's failure to hold a meeting of shareholders during 2000, both Class I and Class II directors are being elected at the Meeting. At a meeting of the Company's Board held on March 28, 2001, three members of the Board, Anthony S. Tabatznik and J. Neil Tabatznik (constituting such Class I directors) and Stephen A. Ollendorff (one of the Class II directors) resigned and were immediately and simultaneously replaced by Thomas J. Drago, Matthew W. Emmens (the new Class I directors) and John D. Abernathy (the new Class II director). The two former Class I directors had been affiliated with Merck KGaA, which beneficially owns approximately 43.8% of the Company's Common Stock. The Class II director voluntarily resigned from the Board at the request of the Company in order to assist the Company and the Board in satisfying New York Stock Exchange and the Commission director independence requirements while at the same time retaining the current number of directors on the Board.

        Proxies will be voted at the Meeting in favor of the election of the two Class I and three Class II nominees listed on the accompanying form of proxy card, unless authority to do so is withheld as to a specified nominee or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named herein. Each of the two Class I and three Class II nominees has consented to serve as a director of the Company if elected. In the unexpected event that any of such nominees should become unable to, or for good reason will not, serve as a director, it is intended that proxies will be voted for the election of substitute nominee(s). Directors will be elected by a plurality of the votes cast by the holders of shares who are present at the Meeting in person or by proxy.

        The following table sets forth certain information with respect to each nominee for election as a Class I director and Class II director of the Company at the Meeting and the year each was first elected as a director:

CLASS I

NAME                                                          AGE (AS OF 5/30/01)        YEAR OF FIRST ELECTION
----                                                          -------------------        ----------------------

Thomas J. Drago(1).....................................                    43                           2001

   Since 1990, a partner of Coudert Brothers, a law firm.

Matthew W. Emmens(1)...................................                    49                           2001




                                       4

   Since June 1999, President and Chief Executive Officer of EMD Pharmaceuticals, Inc., a pharmaceutical company and an affiliate of Merck KGaA. From January 1997 to June 1999, President and Chief Executive Officer of
   Astra Merck, Inc., a pharmaceutical company and a former joint venture between Merck & Co. and A.B. Astra of Sweden. From January 1992 to January 1997, Vice
   President of Sales and Marketing of Astra Merck, Inc.


CLASS II

Kenneth I. Sawyer(1)...................................                  55                           1989

   Since  October  1990,  Chairman  of  the  Board  of  the
   Company.   Since  October  1989,   President  and  Chief
   Executive Officer of the Company.

Mark Auerbach(1)(2)....................................                  63                           1990

   Since  June  1993,   Senior  Vice  President  and  Chief
   Financial  Officer of Central Lewmar L.P., a distributor
   of fine  papers.  From  December  1995 to January  1999,
   Chief Financial  Officer of Oakhurst  Company,  Inc. and
   Steel  City  Products,   Inc.,  each  a  distributor  of
   automotive  products,  and Chief  Executive  Officer  of
   Oakhurst  Company,  Inc. from December 1995 to May 1997.
   Also a director of Oakhurst Company, Inc.

John D. Abernathy(1)(2)................................                64                           2001

   Since January 1995,  Chief  Operating  Officer of Patton
   Boggs LLP, a law firm.  Director  of  Oakhurst  Company,
   Inc. and Steel City Products, Inc., each a distributor of automotive products.

      The following table sets forth certain information with respect to the Class III directors, whose term each expires in 2002, and the year each was first elected as a director:

CLASS III

Francis Michael J. Urwin(1)............................                48                           1998

   Since April 1999, Chief Executive Officer,  and from 1991
   until  April  1999,   Group  Financial   Director  (Chief
   Financial Officer),  of Merck Generics Group BV; director
   of Merck  Generics  Group  BV,  Merck  Generics  Limited,
   Generics  (UK) Ltd.,  Generics  Pharmaceuticals  Limited,
   Genpharm   Limited,    Biokinetix   Limited,    MacDermot
   Laboratories  Limited,  Merck  Hoei Ltd.,  MDCI Ltd.  and
   Merck Generics Holding GmbH.

Klaus H. Jander(1)(2)....................................              61                           1998

   Since 1990, a partner of Clifford  Chance  Rogers & Wells
   LLP, a law firm.


(1)        A member of the Compensation and Stock Option Committee of the Board.

(2)        A member of the Audit Committee of the Board.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO CLASS I AND THE THREE CLASS II NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.


BOARD AND COMMITTEE MEETINGS

        The Board met five times during fiscal year 2000 which ended December 31, 2000. During fiscal year 2000, no current director attended fewer than 75% of the meetings of the Board or of its committees of which he was a member during fiscal year 2000. The Board has established two standing committees consisting of an Audit Committee and a Compensation and Stock Option Committee (the "Compensation Committee"). The following describes the current functions of such committees:

        The Audit Committee, which met twice during fiscal year 2000, reviews the internal and external audit functions of the Company, the financial statements of the Company and make recommendations to the Board with respect thereto. The Audit Committee also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditors. The Audit Committee is governed by the Company's Audit Committee Charter, a copy of which is set forth as Appendix A to this Proxy Statement. The Board of the Company has determined that the current composition of the Audit Committee satisfies the New York Stock Exchange's requirements regarding the independence, financial literacy and experience of audit committees.

        The Compensation Committee is comprised of the entire Board. During fiscal year 2000, the Board acted five times in its capacity as the Compensation Committee, two of which were by unanimous written consent. The functions of the Compensation Committee are to set and approve salary and bonus levels of corporate officers and to administer the Company's 1990 Stock Incentive Plan, the 2000 Performance Equity Plan, and, subject to shareholder approval, the 2001 Plan, including primary responsibility for the granting of options and other awards under such plans.


COMPENSATION OF DIRECTORS

        For service on the Board, directors who are not employees of the Company or any of its subsidiaries and who are deemed to be independent under the Audit Committee Rules of the New York Stock Exchange receive an annual retainer of $12,000, a fee of $1,000 for each meeting of the Board attended, in person or by teleconference, and a fee of $750 for each committee meeting attended in person or by teleconference, subject to a maximum of $1,750 per day. Chairmen of committees receive an additional annual retainer of $5,000 per committee. Non-employee directors are granted options to purchase 5,000 shares of Common Stock on the earlier to occur of the following: (i) the date on which shareholders of the Company elect directors at an annual meeting of shareholders or (ii) December 31 of each fiscal year pursuant to the Company's 1997 Directors' Stock Option Plan (the "Directors' Plan"). Non-employee directors are entitled to only one automatic option grant each year but are also entitled to an annual grant of an option to purchase an additional 6,000 shares of Common Stock if, for such year, they own at least 2,500 shares of issued Common Stock for each series of additional 6,000 options granted under the Directors' Plan.

These additional options are subject to forfeiture if, in certain circumstances, the non-employee director sells Common Stock of the Company. Directors who are employees of the Company received no additional remuneration for serving as directors or as members of committees of the Board. All directors are entitled to reimbursement for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Messrs. A. Tabatznik and N. Tabatznik, former directors of the Company, and Messrs. Urwin and Jander waived their rights to receive options to purchase Common Stock under the Directors' Plan for fiscal years 2000, 1999 and 1998. In addition, Messrs. Ollendorff, A. Tabatznik, and N. Tabatznik, former directors of the Company, and Mr. Urwin waived their receipt of cash compensation for service on the Board for the same periods. Messrs. Abernathy, Drago and Emmens were not directors in fiscal year 2000 and consequently were not entitled to receive any compensation in fiscal year 2000.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        MERCK KGAA TRANSACTIONS. On June 30, 1998, the Company completed a strategic alliance with Merck KGaA, Darmstadt, Germany, following approval by the shareholders of the Company at its Annual Meeting of Shareholders held in June 1998. The strategic alliance included the sale of 10,400,000 shares of Common Stock (the "Shares") to Lipha Americas Inc. ("Lipha"), a subsidiary of Merck KGaA, at $2.00 per Share, and the issuance to Merck KGaA and Genpharm Inc. ("Genpharm"), another subsidiary of Merck KGaA, of options (each, an "Option" and collectively, the "Options") to purchase up to an aggregate of 1,171,040 shares of Common Stock (the "Option Shares") at an exercise price of $2.00 per share in exchange for certain services. The sale of the Shares was made pursuant to the terms and conditions of a Stock Purchase Agreement, dated March 25, 1998, between the Company and Lipha (the "Stock Purchase Agreement"). The issuance of the Options was made pursuant to terms and conditions of separate Services Agreements entered into with each of Merck KGaA and Genpharm.

        STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement contains certain significant terms, obligations and other agreements, as described below, including Lipha's right to designate a majority of the Board members, Lipha's right of first refusal in respect of certain equity offerings and Lipha's agreement not to engage in certain extraordinary transactions.

        Lipha had the right to designate a majority of the members of the Board as of the closing of the transactions set forth in the Stock Purchase Agreement. Pursuant to this right, Lipha designated Messrs. A. Tabatznik, N. Tabatznik, Jander and Urwin, each of whom was elected by the shareholders of the Company at the Company's annual meetings held in June 1998 or July 1999. Three members of the Board are comprised of Mr. Sawyer and two additional designees of the Board who were in place prior to the closing of the Stock Purchase Agreement (collectively, the "Company Designees"). Such Board had designated Messrs. Auerbach and Ollendorff, each of whom, together with Mr. Sawyer, were elected by the shareholders of the Company at the Company's annual meeting held in June 1998. In addition, Lipha has the right to designate (i) jointly with the Company Designees, two members of the Board to comprise the Audit Committee of the Board and (ii) the President and Chief Operating Officer of the Company. The effect of the foregoing agreement is to afford voting control to the designees of Lipha with respect to matters determinable solely by the Board.

        Lipha has a right of first refusal for a period ending on June 30, 2004 to purchase all, but not less than all, of any equity securities to be sold by the Company pursuant to any proposed non-registered or registered offering solely for cash. If Lipha does not exercise its first refusal rights within 30 days of notice from the Company, the Company may sell such securities to any third party on substantially the same terms and conditions as first offered to Lipha. The holders of the Shares and the Option Shares do not have any preemptive rights.

        Lipha has agreed, for a period ending on June 30, 2001, not to cause or permit the Company to engage in any transactions or enter into any agreements or arrangements with, or make any distributions to, any Affiliate or Associate (each as defined in the Stock Purchase Agreement) of Lipha without the prior written consent of a majority of the Company Designees. In addition, Lipha has agreed, for a period ending on June 30, 2001, not to propose that the Company, or to cause or permit the Company to, engage in business combinations or other extraordinary transactions, including mergers and tender offers, without the prior written consent of a majority of the Company Designees and the prior receipt of a fairness opinion from an independent nationally recognized investment bank. The Company and Lipha have agreed that an executive committee of the Board continue in existence until June 30, 2001, and to cause Mr. Sawyer to be appointed to the executive committee.

        As a condition to the closing of the Stock Purchase Agreement, certain holders of options to purchase Common Stock, including Mr. Sawyer and Mr. Tarriff, have agreed not to exercise their options prior to July 10, 2001, and certain other holders, including the directors of the Company, have agreed not to exercise more than one-third of their options annually commencing on June 30, 1999.

        DISTRIBUTION AGREEMENT. In connection with the Stock Purchase Agreement, Genpharm and the Company entered into a distribution agreement (the "Genpharm Distribution Agreement"), dated March 25, 1998, pursuant to which Genpharm granted exclusive distribution rights to the Company within the United States and certain other United States territories with respect to approximately 40 generic pharmaceutical products. Products may be added to or removed from the Genpharm Distribution Agreement by mutual agreement of the parties. Genpharm is required to use commercially reasonable efforts to develop the products, which are subject to the Genpharm Distribution Agreement, and is responsible for the completion of product development and for obtaining all applicable regulatory approvals. The Company pays Genpharm a percentage of the gross profits on all sales made by the Company of the products included in the Genpharm Distribution Agreement.

        SERVICES AGREEMENTS AND OPTIONS. Each of Merck KGaA and Genpharm entered into separate Services Agreements on June 30, 1998 to provide various services to the Company for a period of 36 months, including, but not limited to, rendering advice and providing technical support and assistance in the areas of research and development, regulatory compliance, manufacturing, quality control and quality assurance, administration, marketing and promotion (collectively, the "Services"). In consideration of providing the Services, the Company issued an Option to Merck KGaA to purchase up to 820,000 shares of Common Stock and an Option to Genpharm to purchase up to 351,040 shares of Common Stock. The Options entitle Merck KGaA and Genpharm to purchase up to an aggregate of 1,171,040 Option Shares at an exercise price of $2.00 per share with one-third of the total Option Shares vesting annually commencing on June 30, 1999. The Options are exercisable at any time beginning on July 10, 2001, and will terminate, to the extent unexercised, on April 30, 2003. The Options contain provisions that protect the holder against dilution by adjustment of the exercise price and the number of Option Shares issuable upon exercise in certain events, such as stock dividends, stock splits, consolidation, merger, or sale of all or substantially all of the Company's assets. The holders of the Options do not have any rights as shareholders of the Company unless and until the Options have been exercised.

        CLAL SALE AGREEMENT. Pursuant to a letter agreement, dated March 25, 1998, between the Company, Merck KGaA and Clal Pharmaceutical Industries Ltd. ("Clal") (the "Clal Sale Agreement"), Clal sold to Lipha on June 30, 1998, 1,813,272 shares of Common Stock at a price of $2.00 per share. Merck KGaA paid to Clal an additional $1,729,071 on June 30, 2000 for such shares. In addition, Clal has the right to cause Merck KGaA and/or the Company to purchase Clal's remaining 500,000 shares of Common Stock during the five-day period commencing July 5, 2001, in certain circumstances, at a price of $2.50 per share. If Clal does not exercise such right, then Merck KGaA and the Company have the right to cause Clal to sell its remaining shares in open market transactions and Merck KGaA and the Company will purchase from Clal all shares which have not been sold within 90 days. Clal has agreed, for the period ending on July 5, 2001, not (i) to acquire or sell, directly or indirectly, any shares of Common Stock, other than pursuant to the Clal Sale Agreement, (ii) to enter into any agreement with respect to the voting, holding or transferring of any shares of Common Stock or
(iii) to propose or  participate  in any  transactions  involving the Company or
(iv) to recommend others to take any of such actions.

        REGISTRATION RIGHTS AGREEMENT. The Company granted to Lipha, Merck KGaA and Genpharm (collectively, the "Holders") certain registration rights under a registration rights agreement (the "Registration Rights Agreement"). None of the Shares, the Options or the Option Shares are registered under the Securities Act of 1933, as amended. The Holders are entitled to three demand registrations of the Shares, the Option Shares and the Clal Shares (the "Registrable Shares") and two additional demand registrations if the Options are exercised. In addition, the Company has granted to the Holders the right to register the Registrable Shares on each occasion that the Company registers shares of Common Stock, subject to certain limitations and exceptions. If the Company at any time registers shares of Common Stock for sale to the public, the Holders will agree not to sell publicly, make any short sale, grant any option for the purchase of or otherwise publicly dispose of shares of Common Stock during the same period during which directors and executive officers of the Company are similarly limited in selling the Company's securities up to 180 days after the effective date of the applicable registration statement.

        DEVELOPMENT AGREEMENT. The Company, Israel Pharmaceutical Resources L.P. ("IPR"), the Company's research facility in Israel, and Generics (UK) Ltd., a subsidiary of Merck KGaA ("Generics") entered into a Development Agreement, dated August 11, 1998, pursuant to which Generics agreed to fund one-half of the operating budget of IPR in exchange for the exclusive distribution rights outside of the United States to products developed by IPR after the date of the Development Agreement. In addition, Generics agreed to pay IPR a perpetual royalty for all sales of the products by Generics or its affiliates outside the United States. The Development Agreement has an initial term of five years and automatically renews for additional periods of one year subject to earlier termination upon six months' notice in certain circumstances. Under the Development Agreement, Generics is not required to fund more than $1,000,000 for any one calendar year.

EXECUTIVE OFFICERS

        The executive officers of the Company presently consist of Mr. Sawyer who is the President, Chief Executive Officer and Chairman of the Board, and Dennis J. O'Connor who is the Vice President, Chief Financial Officer and Secretary. The executive officers of Par Pharmaceutical, Inc., the Company's principal operating subsidiary ("Par"), presently consist of Mr. Sawyer, who is the Chairman and Chief Executive Officer, Mr. O'Connor, who is Vice President, Chief Financial Officer and Secretary and Scott Tarriff, who is the Executive Vice President of Business, Sales and Marketing.

        The following table sets forth certain information with respect to the current executive officers of the Company and Par who are not directors or nominees for election as directors:

NAME                                                                   AGE
----                                                                   ---

Dennis J. O'Connor                                                     49
         Since October 1996, Vice President, Chief Financial
         Officer and  Secretary of the Company and Par. From
         June 1995 to October 1996, Controller of Par.

Scott Tarriff                                                          41
         Since January  1998,  Executive  Vice  President of
         Business,  Sales and  Marketing  of Par.  From June
         1989   until   January   1998,   an   employee   of
         Bristol-Myers Squibb, a drug manufacturer,  serving
         as   Senior   Director   of   Marketing,   Business
         Development  and  Strategic  Planning  from 1995 to
         1997 and Director of  Marketing  from 1992 to 1995.

                   EXECUTIVE COMPENSATION

        The following table sets forth compensation earned by or paid, during fiscal years 2000, 1999 and 1998, to the Chief Executive Officer of the Company and the two other most highly compensated executive officers of the Company and/or Par who earned over $100,000 in salary and bonus at the end of fiscal year 2000 (the "Named Executives"). The Company awarded or paid such compensation to all such persons for services rendered in all capacities during the applicable fiscal years. In December 1998, the Company changed its annual reporting period to a fiscal year ending December 31 from a fiscal year ending September 30. Accordingly, the amounts set forth in the table do not include compensation earned by or paid to the Named Executives during the three-month period ended December 31, 1998 (the "transition period").

                                                               SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                               -----------------------------------------        ------------------------------
                                                                                RESTRICTED           SECURITIES
NAME AND                       FISCAL                                              STOCK             UNDERLYING        ALL OTHER
PRINCIPAL POSITION              YEAR           SALARY ($)       BONUS($)        AWARDS($)(1)         OPTIONS(#)     COMPENSATION($)
------------------              ----           ----------       --------        ------------         ----------     ---------------
Kenneth I. Sawyer,             2000              $355,175        -                 -                   -               $176,482(2)
President, Chief Executive     1999              $350,000        -                 -                   -               $132,464(2)
Officer and Chairman           1998              $350,000        -                 -                   500,000           $2,901(2)

Dennis J. O'Connor             2000              $150,700         $5,000           -                    30,000(5)        $3,506(3)
Vice President                 1999              $143,150        -                 -                   -                 $2,199(3)
Chief Financial                1998              $142,500        -                 -                    37,500           $2,191(3)
Officer and Secretary

Scott Tarriff                  2000              $185,000        $42,000           -                   -                 $5,318(4)
Executive Vice                 1999              $185,000        $50,000           -                   -                 $3,574(4)
President of Business,         1998              $124,519        -                 -                   200,000              $46(4)
Sales and Marketing (Par)

(1) The Named Executives did not hold any shares of restricted stock at the end of fiscal year 2000.
(2) Includes insurance premiums paid by the Company for term life insurance for the benefit of Mr. Sawyer of $74 for each of the fiscal years 2000, 1999 and 1998 and $5,250 for contributions to the Company's 401k Plan for fiscal year 2000. In addition, includes $129,477 for each of the fiscal years 2000 and 1999 for the forgiveness of a loan from the Company and $40,000 paid to Mr. Sawyer for a portion of the $83,509 owed to him pursuant to his employment agreement for annual cost of living increases since 1996, which had not been timely paid. Also includes $1,681, $2,913 and $2,827 in fiscal years 2000, 1999 and 1998, respectively, for the maximum potential estimated dollar value of the Company's portion of insurance premium payments from a split-dollar life insurance policy as if premiums were advanced to Mr. Sawyer without interest until the earliest time the premiums may be refunded by Mr. Sawyer to the Company.
(3) Includes $56, $53 and $53 for insurance premiums paid by the Company for term life insurance for the benefit of Mr. O'Connor for fiscal years 2000, 1999 and 1998, respectively, and $3,450, $2,146 and $2,138 for contributions to the Company's 401k Plan for fiscal years 2000, 1999 and 1998, respectively.
(4) Includes $68, $68 and $46 for insurance premiums paid by the Company for term life insurance for the benefit of Mr. Tarriff in fiscal years 2000, 1999 and 1998, respectively, and $5,250 and $3,506 for contributions to the Company's 401k Plan for fiscal years 2000 and 1999.
(5) Represents options granted under the Company's 2000 Performance Equity Plan (the "2000 Plan").

        In the transition period, the compensation earned by or paid to Messrs. Sawyer, O'Connor and Tarriff amounted to $94,230, $37,692 and $49,807, respectively. Other compensation for Mr. Sawyer in the transition period included $26,500 for the forgiveness of a loan from the Company.

        The following table sets forth stock options granted to the Named Executives during fiscal year 2000.

                                                        STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                 INDIVIDUAL GRANTS                           PRICE APPRECIATION FOR OPTION TERM
                                                 -----------------                           ----------------------------------


                               SHARES         % OF TOTAL
                             UNDERLYING    OPTIONS GRANTED
                               OPTIONS     TO EMPLOYEES IN    EXERCISE     EXPIRATION
NAME                         GRANTED(#)    FISCAL YEAR (1)   PRICE ($)         DATE          0%($)         5%($)          10%($)
----                         ----------    ---------------   ---------         ----          -----         -----          ------

Dennis J. O'Connor (2)           15,000         2.73%          $5.500         4/16/05          -          $22,793        $50,367

Dennis J. O'Connor (3)           15,000         2.73%          $5.125         7/17/10          -          $48,346       $122,519


(1) Represents the percentage of total options granted to employees of the Company during fiscal year 2000.
(2) Represents options granted pursuant to the 2000 Plan on April 17, 2000, one-third of which became exercisable October 17, 2000, one-third of which become exercisable on October 17, 2001 and one-third of which become exercisable on October 17, 2002.
(3) Represents options granted pursuant to the 2000 Plan on July 18, 2000, one-fifth of which becomes exercisable each year on the anniversary date of the grant.

        The following table sets forth certain information with respect to the number of unexercised stock options and the value of in-the-money options held by the Named Executives as of December 31, 2000. There were no stock options exercised by the Named Executives during fiscal year 2000.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                                                         OPTIONS AT FY-END (#)               AT FY-END ($)(1)
                                                                         ---------------------         ---------------------------
                                          SHARES
                                       ACQUIRED ON        VALUE
NAME                                   EXERCISE (#)    REALIZED($)     EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
----                                   ------------    -----------     -----------  -------------       -----------  -------------
Kenneth I. Sawyer                            -              -            -              500,000              -          $2,343,750
Scott Tarriff                                -              -            -              200,000              -          $1,087,500
Dennis J. O'Connor                           -              -            47,500          43,334          $191,823       $  131,253

(1) Based upon the closing price of the Common Stock on December 31, 2000 of $6.94.


                                 11a

EMPLOYMENT AGREEMENTS AND TERMINATION ARRANGEMENTS

        The Company and Mr. Sawyer entered into an amended and restated employment agreement, dated as of January 12, 2001, which provides for his employment until the earlier to occur of a change in control as (as such term is defined in the agreement), the election of a new chief executive officer, September 30, 2001, or termination of his employment. After September 30, 2001, Mr. Sawyer's role with the Company will be solely as its Chairman of the Board and he will be permitted to engage in other employment activities so long as such activities do not directly compete with the Company's business. As long as Mr. Sawyer is employed under the agreement in any capacity, he will be paid a base annual salary equal to $395,163. The employment agreement provides for an annual increase based on the Consumer Price Index during Mr. Sawyer's employment

        Mr. Sawyer's agreement provides for certain payments upon termination of his employment. Upon termination of his employment for Cause (as such term is defined in the agreement) prior to September 30, 2001, the Company will pay Mr. Sawyer his base salary through the termination date. If Mr. Sawyer's employment is terminated for Cause after September 30, 2001, the Company will pay him a single lump sum equal to his base salary through the termination date and $1,000,000.

        Upon termination of Mr. Sawyer's employment without Cause by the Company or for the Company's material breach, or by reason of his death or disability, Mr. Sawyer, or his estate, as the case may be, will be entitled to receive a single lump sum equal to his base salary through the termination date and $1,000,000. In addition, the Company will continue to pay for one year from the termination date all life insurance, medical, health and accident, and disability plans and programs for his benefit.

        If Mr. Sawyer terminates his employment with the Company prior to September 30, 2001 (other than for the Company's material breach), the Company will pay him his base salary and benefits through the termination date. If Mr. Sawyer terminates his employment after September 30, 2001 (for any reason), the Company will pay him a single lump sum equal to his base salary and benefits through the termination date and $1,000,000.

        In addition, the Company has agreed to forgive, in equal monthly amounts until September 30, 2001, the final one-third principal amount (plus accrued interest on the forgiven portion) of a promissory note pertaining to a loan made by the Company to Mr. Sawyer in 1998. If, however, his employment is terminated prior to September 30, 2001 for Cause, the principal amount (and accrued interest) outstanding as of the termination date will not be forgiven.

        At a meeting of the Board in March 2001, a committee of directors of the Board consisting of Messrs. Jander and Auerbach was formed to address what Mr. Sawyer's continuing role will be with the Company, including his responsibilities and time commitment, subsequent to September 30, 2001 in his capacity as Chairman of the Board.

        The Company entered into a severance agreement with Mr. O'Connor, dated October 23, 1996. The agreement provides, with certain limitations, that upon the termination of Mr. O'Connor's employment by the Company for any reason other than for cause or by Mr. O'Connor for good reason or following a change of control (as such terms are defined in the agreement), Mr. O'Connor is entitled to receive a severance payment. The amount of the payment is to be equal to twelve months of his salary at the date of termination.

        The Company entered into an employment agreement with Mr. Tarriff, dated February 20, 1998. In the event of termination of Mr. Tarriff's employment after one year of employment by Mr. Tarriff for good reason or by the Company without cause (as such terms are defined in the agreement), Mr. Tarriff is entitled to receive a severance payment equal to one year of his then current salary less any amount of compensation paid by a new employer for the balance of the year from the termination date. In connection with Mr. Tarriff's employment by the Company, he was granted options to purchase 200,000 shares of Common Stock at an exercise price of $1.50 per share.

        Under the stock option agreements with Messrs. Sawyer, O'Connor and Tarriff, any unexercised portion of the options becomes immediately exercisable in the event of a change of control (as such term is defined in their respective agreements). However, each of such persons has agreed that the consummation of the strategic alliance with Merck KGaA did not constitute a change in control under his stock option agreement.

PENSION PLAN

        The Company maintains a defined benefit plan (the "Pension Plan") intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Effective October 1, 1989, the Company ceased benefit accruals under the Pension Plan with respect to service after such date. The Company intends that distributions will be made, in accordance with the terms of the Pension Plan, to participants as of such date and/or their beneficiaries. The Company will continue to make contributions to the Pension Plan to fund its past service obligations. Generally, all employees of the Company or a participating subsidiary who completed at least one year of continuous service and attained 21 years of age were eligible to participate in the Pension Plan. For benefit and vesting purposes, the Pension Plan's "Normal Retirement Date" is the date on which a participant attains age 65 or, if later, the date of completion of 10 years of service. Service is measured from the date of employment. The retirement income formula is 45% of the highest consecutive five-year average basic earnings during the last 10 years of employment, less 83 1/3% of the participant's Social Security benefit, reduced proportionately for years of service less than 10 at retirement. The normal form of benefit is life annuity, or for married persons, a joint survivor annuity. None of the Named Executives had any years of credited service under the Pension Plan.

        The Company has a defined contribution, social security integrated Retirement Plan (the "Retirement Plan") providing retirement benefits to eligible employees as defined in the Retirement Plan. The Company has suspended employer contributions to the Retirement Plan effective December 30, 1996. Consequently, participants in the Retirement Plan are no longer entitled to any employer contributions under such plan for 1996 or subsequent years. The Company also maintains a Retirement Savings Plan (the "Retirement Savings Plan") whereby eligible employees are permitted to contribute from 1% to 15% of their compensation to the Retirement Savings Plan. The Company contributes an amount equal to 50% of the first 6% of compensation contributed by the employee. Participants of the Retirement Savings Plan become vested with respect to 20% of the Company's contributions for each full year of employment with the Company and thus become fully vested after five full years. In fiscal year 1998, the Company merged the Retirement Plan into the Retirement Savings Plan.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board consists of the members of the entire Board, namely, Messrs. Drago, Emmens, Sawyer, Auerbach, Abernathy, Urwin and Jander.

        Thomas J.  Drago,  a director  of the  Company,  is a partner of Coudert
Brothers, a law firm that provides legal services to Merck KGaA, which beneficially owns 43.8% of the Company's Common Stock. Mr. Francis Michael J. Urwin, a director of the Company, is Chief Executive Officer and director of Merck Generics Group BV, a subsidiary of Merck KGaA. Matthew W. Emmens, a director of the Company, is President and Chief Executive Officer of EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA. The Company, Genpharm and/or its affiliate are presently parties to distribution agreements entered into in 1992, 1993 and 1998. Under such distribution agreements, payments by the Company to Genpharm and an affiliate amounting to approximately $9,200,000, and $4,400,000 in fiscal years 2000 and 1999, respectively, accounted for more than five percent (5%) of the Company's consolidated revenues for those respective years. Further, Generics and the Company are parties to a development agreement pursuant to which each of Generics and the Company are funding one-half of the costs of the operating budget of IPR in exchange for the exclusive rights to manufacture and distribute products developed by IPR worldwide (except for the United States). Both Generics and Genpharm are subsidiaries of Merck KGaA.

        Mr.  Kenneth I. Sawyer,  the  President,  Chairman  and Chief  Executive
Officer of the Company, serves as Acting President and a director of Authorgenics, Inc., a developer of software ("Authorgenics"). Mr. Sawyer has not received any cash compensation for service as an officer or director of Authorgenics. At December 31, 2000, the Company owned approximately 1% of Authorgenics and has the exclusive rights to market to the pharmaceutical industry certain software currently being developed by Authorgenics.

        At various times during fiscal years 1996 and 1997, the Company made unsecured loans to Mr. Sawyer. Such loans are evidenced by a single promissory note bearing interest at the rate of 8.25% per annum. Interest and principal are due on the earlier of September 30, 2001, or the termination of Mr. Sawyer's employment with the Company. As of December 31, 2000, the outstanding principal balance of the note, plus accrued interest, was approximately $103,000. As part of Mr. Sawyer's compensation, the Company agreed to forgive the note over a three-year period, provided that Mr. Sawyer remains employed by the Company (see "Executive Compensation Employment Agreements and Termination Arrangements").

        Stephen A. Ollendorff, a former director of the Company and a director for the entire fiscal year 2000, is Of Counsel to the law firm of Kirkpatrick & Lockhart LLP, which currently provides legal services to the Company, and provided legal services to the Company in fiscal years 2000 and 1999. In addition, Mr. Ollendorff is a consultant to the Company and was paid approximately $79,000 and $77,000 in fiscal years 2000 and 1999, respectively, pursuant to a renewable one-year consulting agreement. In March 2001, the Board requested that Mr. Ollendorff voluntarily resign from the Board in order to assist the Company and the Board in satisfying New York Stock Exchange and the Commission director independence requirements, while at the same time retaining the current number of directors on the Board. In connection with his resignation from the Board, Mr. Ollendorff's consulting agreement with the Company has been renewed for an additional one-year period and, as long as the consulting agreement is in effect, he will continue to receive stock options as if he were still a member of the Board. In addition, the Board waived all potential penalty provisions, including forfeiture provisions, under the Directors' Plan with regard to his currently held stock options as a result of his resignation from the Board.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

        The Compensation Committee approves the policies and programs pursuant to which compensation is paid or awarded to the Company's executive officers and key employees. In fiscal year 2000, the Board, acting in its role as the Compensation Committee, at three of its Board meetings acted on matters requiring Compensation Committee action. The Board also acted twice by unanimous written consent on additional matters requiring Compensation Committee action. In reviewing overall compensation for fiscal year 2000, the Compensation Committee focused on the Company's objectives to attract executive officers of high caliber from larger, well-established pharmaceutical manufacturers, to retain the Company's executive officers, to encourage the highest level of performance from such executive officers and to align the financial interests of the Company's management with that of its shareholders by offering awards that can result in the ownership of Common Stock. The Company did not utilize specific formulae or guidelines in reviewing and approving executive compensation.

        ELEMENTS OF EXECUTIVE OFFICER COMPENSATION PROGRAM. The key elements of the Company's executive officer compensation program consist of base salary, annual bonus, stock options and other incentive awards through participation in the Company's 1990 Stock Incentive Plan and 2000 Plan. In awarding or approving compensation to executive officers in fiscal year 2000, the Compensation Committee considered the present and potential contribution of the executive officer to the Company and the ability of the Company to attract and retain qualified executive officers in light of the competitive environment of the Company's industry and the Company's financial condition.

        BASE SALARY AND ANNUAL BONUS. Base salaries and annual bonuses for executive officers are determined by reference to Company-wide and individual performances for the previous fiscal year. The factors considered by the Compensation Committee included both strategic and operational factors, such as efforts in responding to regulatory challenges, in exploring strategic alternatives for the Company, in research and development, in reviewing and implementing updated systems and operational procedures, as well as the Company's financial performance. In addition to Company-wide measures of performance, the Compensation Committee considers those performance factors particular to each executive officer, including the performance of the area for which such officer had management responsibility and individual accomplishments.

        Base salaries for executive officers were determined primarily by reference to industry norms, the principal job duties and responsibilities undertaken by such persons, individual performance and other relevant criteria. Base salary comparisons for most executive officers were made to a group of pharmaceutical manufacturers in the United States. Such group was selected by the Compensation Committee based upon several factors, including, but not limited to, the duties and responsibilities of the executive officer used in the comparison, size and complexity of operations, reputation and number of employees of other companies. With respect to Mr. Sawyer, the Company's Chief Executive Officer, a comparison was made by an independent consulting firm, prior to the signing of his employment agreement in 1992, to generic pharmaceutical companies and turnaround situations selected by the consulting firm. In keeping with its goal of recruiting executive officers from larger, well-established pharmaceutical manufacturers, the Compensation Committee considered the performance of the companies used in the comparisons, as measured by their quality and regulatory profile, as well as competitive necessity in determining base salaries. The Compensation Committee considered it appropriate and in the best interest of the Company and its shareholders to set the levels of base salary for the Company's Chief Executive Officer and other executive officers at the median of comparable companies in order to attract and retain high caliber managers for the Company so as to position the Company for future growth and improved performance.

        The Compensation Committee, in determining the annual bonuses to be paid to the Company's executive officers for fiscal year 2000, considered the individual's contribution to the Company's performance as well as the Company's financial performance and assessments of each executive officer's participation and contribution to the other factors described above, as opposed to determination by reference to a formal, goal-based plan. The non-financial measures varied among executive officers depending upon the operations under their management and direction.

        STOCK OPTIONS AND OTHER AWARDS. The Company's 2000 Plan, as amended by the Board to be a non-qualified, broad-based option plan not subject to shareholder approval, provides for stock option and other equity-based awards. Under such Plan, the size of each award and the persons to whom such awards are granted is determined by the Compensation Committee based upon the nature of services rendered by the executive officer, the present and potential contribution of the grantee to the Company and the overall performance of the Company. The Compensation Committee believes that grants of stock options will enable the Company to attract and retain the best available talent and to encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. Stock options and other equity-based awards provide executive officers with the opportunity to acquire equity interests in the Company and to participate in the creation of shareholder value and benefit correspondingly with increases in the price of the Common Stock.

        COMPENSATION COMMITTEE'S ACTIONS FOR FISCAL YEAR 2000. In determining the amount and form of executive officer compensation to be paid or awarded for fiscal year 2000, the Compensation Committee considered the criteria discussed above. Based upon the Compensation Committee's review of the Company's performance following the conclusion of fiscal year 2000, the Company granted a cash bonus to Messrs. Tarriff and O'Connor, two of the Named Executives, in the amounts of $42,000 and $5,000, respectively. The Compensation Committee did not award cash bonuses or stock options to any other Named Executive in fiscal year 2000.

        CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee approved an employment agreement in October 1992 for Mr. Sawyer, which agreement was amended in April 1998 and further amended on January 12, 2001. In approving such employment agreement, the Compensation Committee authorized a base annual salary for Mr. Sawyer of $395,163. The employment agreement provides for an annual increase based on the Consumer Price Index during Mr. Sawyer's employment.

COMPENSATION AND STOCK OPTION COMMITTEE

        The Compensation Committee members include Kenneth I. Sawyer, Mark Auerbach, Klaus H. Jander, Thomas J. Drago, Matthew W. Emmens, John D. Abernathy and Francis Michael J. Urwin. Stephen A. Ollendorff, Anthony S. Tabatznik and J. Neil Tabatznik, former members of the Board, were members of the Compensation Committee during fiscal year 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        As a public company, the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's Common Stock are subject to reporting requirements under Section 16(a) of the Exchange Act, and are required to file certain reports with the Commission in respect of their ownership of Company securities. The Company believes that during fiscal year 2000, all such required reports were filed on a timely basis.


                             AUDIT COMMITTEE REPORT

        Management is responsible for the Company's internal controls and the financial reporting process. Arthur Andersen LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Arthur Andersen LLP. Specifically, the Audit Committee has discussed with Arthur Andersen LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

        The Audit Committee received from Arthur Andersen LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Arthur Andersen LLP the issue of its independence from the Company.

        Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Arthur Andersen LLP noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10K for the fiscal year ended December 31, 2000.

        The Company paid Arthur Andersen LLP $162,500 in aggregate fees for professional services rendered for the audit of the Company's fiscal year 2000 annual consolidated financial statements and review of consolidated financial statements included in the Company's quarterly reports on Form 10-Q.

ALL OTHER FEES

        The Company paid Arthur Andersen LLP an additional $78,975 for other services, including tax compliance, tax consultation, stock option research and the audit of the Company's benefit plan, provided to the Company in fiscal year 2000.

        The Audit Committee has considered whether the provision of non-audit services by Arthur Anderson LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Arthur Andersen LLP as the Company's independent auditors.


                                                       AUDIT COMMITTEE:

                                                       Mark Auerbach, Chairman
                                                       Klaus Jander
                                                       John D. Abernathy

PERFORMANCE GRAPH

        The graph below compares the cumulative total return of the Company's Common Stock with the cumulative total return of The New York Stock Exchange Composite Index and the S&P(R) Health Care Drugs Index - Major Pharmaceuticals for the annual periods from September 30, 1995 to December 31, 2000, including the transition period ended December 31, 1998. The graph assumes $100 was invested on September 30, 1995 in the Common Stock and $100 was invested on such date in each of the Indexes. The comparison assumes that all dividends were reinvested.

                                                        [Graph to be inserted]
-----------------------------------------------------------------------------------------------------------------------------------

                                          Sept.        Sept.         Sept.         Sept.         Dec.         Dec.        Dec.
                                          1995         1996          1997          1998          1998         1999        2000
-----------------------------------------------------------------------------------------------------------------------------------

Pharmaceutical Resources, Inc.            $100          $45          $22            $45          $50          $52         $73
-----------------------------------------------------------------------------------------------------------------------------------

NYSE Composite Index                      $100         $117          $159          $161         $190         $208         $210
-----------------------------------------------------------------------------------------------------------------------------------

S&P(R)Health Care Drugs Index-Major       $100         $135          $205          $312         $356         $293         $404
Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------


                    PROPOSAL II: APPROVAL AND ADOPTION OF THE
           PHARMACEUTICAL RESOURCES, INC. 2001 PERFORMANCE EQUITY PLAN

        The Company's Board adopted, subject to shareholder approval at the Meeting, the 2001 Plan. The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 2001 Plan annexed hereto as Appendix B.

        The Board believes that in order to continue to attract and retain personnel of the highest caliber, provide increased incentive for officers and key employees and promote the well-being of the Company, it is in the best interests of the Company and its shareholders to continue to provide officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries, through the granting of stock or stock related incentive awards, the opportunity to participate in the value and/or appreciation of the Company's Common Stock. In addition, the Company believes that in connection with any potential acquisition it may make, the opportunity for key employees of an acquired company to participate in the 2001 Plan would provide such employees additional incentive to remain with the Company following an acquisition. The 1990 Incentive Plan expired on March 23, 2000, and the 2000 Plan has no remaining shares available for grant.

SUMMARY OF THE PLAN

        The 2001 Plan authorizes the granting of incentive awards for up to 2,500,000 shares of Common Stock, subject to adjustment as described below. Incentive awards consist of stock options as described below. The shares available for incentive awards will be made available from either authorized and unissued shares or shares to be repurchased or otherwise acquired by the Company. Unless sooner terminated, the 2001 Plan will expire at the close of business on the tenth anniversary of its effective date. Officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries will be eligible to receive incentive awards ("Eligible Persons"). As of May 30, 2001, the closing price of the Company's Common Stock was $21.10.

        The 2001 Plan will be administered by the Compensation Committee, which will determine the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the 2001 Plan.

TYPES OF INCENTIVE AWARDS

        INCENTIVE AND NONQUALIFIED OPTIONS. The 2001 Plan provides both for "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") and for options not qualifying as Incentive Options ("Nonqualified Options"). The Compensation Committee shall determine the Eligible Persons to whom such Options may be granted.

        Pursuant to the 2001 Plan, the Compensation Committee shall determine the exercise price for each share issued in connection with an Incentive Option or a Nonqualified Option (collectively referred to as "Options"), but the exercise price of an Option shall in all cases not be less than 100% of the fair market value of Common Stock on the date the Option is granted to an Eligible Person (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Compensation Committee may impose, in Common Stock of the Company.

        The Compensation Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option will become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will, the laws of descent and distribution or pursuant to the express terms of the applicable agreement governing such Options.

OTHER TERMS AND CONDITIONS

        AGREEMENTS; TRANSFERABILITY. Options granted under the 2001 Plan will be evidenced by agreements consistent with the 2001 Plan in such form as the Compensation Committee may prescribe. Neither the 2001 Plan nor agreements thereunder confer any right to continued employment upon any holder of an Option or the right to exercise Options. Further, all agreements will provide that the right to exercise Options cannot be transferred except by will, the laws of descent and distribution or pursuant to the express provisions of the applicable agreement.

        CHANGE OF CONTROL PROVISIONS. In the event of a "change of control" (as described in the 2001 Plan) of the Company, unless a particular award agreement specifically provides otherwise, all outstanding Options shall immediately become exercisable in full.

        FORFEITURE FOLLOWING TERMINATION OF EMPLOYMENT. If, in the determination of the Compensation Committee the holder of an award, following the termination of employment, engages in conduct that breaches his or her loyalty to the Company, is in material competition with the Company, or is materially injurious to the Company, the 2001 Plan provides for certain forfeiture provisions whereby the holder of such award would forfeit such award or the proceeds derived therefrom.

        AMENDMENTS AND TERMINATION. The Board may at any time, and from time to time, amend any of the provisions of the 2001 Plan, and may at any time suspend or terminate the 2001 Plan. However, no amendment shall be effective unless and until it has been duly approved by holders of the requisite number of outstanding shares of Common Stock if (i) it increases the aggregate number of shares of Common Stock which may be issued pursuant to the 2001 Plan (except as described under the caption "Adjustment" below), or (ii) the failure to obtain such approval would adversely affect compliance of the 2001 Plan with the requirements of any applicable law, rule or regulation. The Compensation Committee may amend the terms of any Option or other award theretofore granted under the 2001 Plan. However, subject to the adjustments described below, no such amendment may be made by the Compensation Committee which in any material respect impairs the rights of a participant without such participant's consent.

        ADJUSTMENT. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a 2001 Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 2001 Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options granted under the 2001 Plan, and in the number of shares subject to other outstanding awards granted under the 2001 Plan as may be determined to be appropriate by the Compensation Committee in order to prevent the dilution or enlargement of rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 PERFORMANCE EQUITY PLAN

        The following is a brief summary of the federal income tax aspects of awards to be made under the 2001 Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local, estate or other tax consequences.

        1. INCENTIVE OPTIONS. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

        If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

        Subject to certain exceptions for death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options" below.

        2. NONQUALIFIED OPTIONS. Except as noted below, with respect to Nonqualified Options (i) upon grant of the Option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares of Common Stock, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

APPROVAL

        Assuming a quorum is present at the Meeting, the 2001 Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

           THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL II.

                              INDEPENDENT AUDITORS

        The Board has selected the firm of Arthur Andersen LLP, independent certified public accountants, to act as independent public accountants for the Company for the 2001 fiscal year. Arthur Andersen LLP has acted in such capacity for the Company since the fiscal year ended September 30, 1995. A representative of Arthur Andersen LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

        At the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote proxies on such matters in accordance with their judgment.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

        In accordance with the Company's By-laws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its shareholders that it did not receive notice by April 20, 2001 of any proposed matter to be submitted for shareholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on other matters which may properly come before the Meeting.

        Any  proposal   which  is  intended  to  be  presented  by  any  Company
shareholder for action at the 2002 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company, at One Ram Ridge Road, Spring Valley, New York 10977, not later than February 4, 2002 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.

        The Company further notifies its shareholders that if the Company does not receive notice by February 4, 2002 of a proposed matter to be submitted for shareholders vote at the 2002 Annual Meeting of Shareholders, then any proxies held by members of the Company's management in respect of such Meeting may be voted at the discretion of such management members on such matter if it shall properly come before such Meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Meeting.

                                 By Order of the Board of Directors


                                 Dennis J. O'Connor
                                 SECRETARY

Dated:  June 1, 2001

                                                                     Appendix A

                         PHARMACEUTICAL RESOURCES, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee of the board of directors shall be comprised of directors who are independent of management and the Company. The number of directors constituting the audit committee may be fixed from time to time by action of the board of directors; provided, however, that effective as of June 14, 2001, the number shall be no fewer than three. If the number of directors is not fixed by the board of directors, effective as of June 14, 2001, the number shall be three (3). Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company as specified in Rule 303.01(B)(2) and (3) of the New York Stock Exchange, Inc. All audit committee members will be financially literate and at least one member will have accounting or related financial management expertise. The determination of the independence of a director and his or her qualifications to serve as a member of the audit committee shall be determined by the board of directors in its discretion.

STATEMENT OF POLICY

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of director's approval of this Charter and review and reassess this Charter as conditions dictate and at least annually.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o     Review and confirm the independence of the Company's auditors.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the applicable laws and regulations.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Review the financial statements and management's discussion and analysis contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality of accounting principles and the clarity of the financial disclosure practices used or proposed to be used by the Company.

o Provide sufficient opportunity for the independent auditors to each meet separately with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

o Report the results of the annual audit to the board of directors and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action in response to the auditor's report to satisfy itself of the outside auditor's independence.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX B

                         PHARMACEUTICAL RESOURCES, INC.
                          2001 PERFORMANCE EQUITY PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

1.1. PURPOSE. The purpose of the Pharmaceutical Resources, Inc. (the "Company") 2001 Performance Equity Plan (the "Plan"), adopted for the term set forth in
Section 9 hereof, is to enable the Company to offer to its key employees and to key employees of its subsidiaries, and independent agents and consultants of the Company and its subsidiaries, Stock Options in the Company, thereby enhancing its ability to attract, retain and reward such key employees and individuals, and to increase the mutuality of interests between those employees and individuals and the shareholders of the Company.

The Company previously adopted the 1990 Stock Incentive Plan and the 2000 Performance Equity Plan (the "Prior Plans"). Awards granted under the Prior Plans prior to the effective date of this Plan ("Prior Awards") shall not be affected by the adoption of this Plan, and the Prior Plans shall remain in effect following the effective date to the extent necessary to administer the Prior Awards.

1.2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth herein:


                     (a) "Agents" means those persons who are not employees of the Company or any subsidiary, including independent agents and consultants.

                     (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                     (c) "Board" means the Board of Directors of the Company.

                     (d) "Change of Control" means a change of control of the Company pursuant to Section 6 hereof.

                     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

                     (f) "Committee" means the Compensation and Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

                     (g) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

                     (h) "Company" means Pharmaceutical Resources, Inc., a corporation organized under the laws of the State of New Jersey, and any successor thereto.

                     (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

                     (k) "Exchange Act Holder" means such officer or director or 10% beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

                     (l) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

                     (m)  "Holder"  means  an  eligible  employee,   prospective
employee or Agent of the Company or a Subsidiary who has received an award under the Plan.

                     (n)  "Incentive   Stock  Option"  means  any  Stock  Option
intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                     (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                     (p) "Plan" means this Pharmaceutical Resources, Inc. 2001 Performance Equity Plan, as hereinafter amended from time to time.

                     (q) "Prior Awards" and "Prior Plans" shall have the respective meanings given to those terms in Section 1.1.

                     (r) "Stock Option" or "Option" means any Non-Qualified Stock Option or Incentive Stock Option to purchase shares of Stock which is awarded pursuant to the Plan.

                     (s) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2.  ADMINISTRATION.

2.1. COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of awards under the Plan with the requirements of Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or with the requirements of any other applicable law, rule or regulation.

2.2. POWERS OF COMMITTEE. The Committee shall have full authority to award Stock Options pursuant to the terms of the Plan, to eligible employees and prospective employees described under Section 4 hereof. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):


                     (a) to select the eligible employees, prospective employees and Agents to whom Stock Options may from time to time be awarded hereunder;

                     (b)  to  determine   the   Incentive   Stock   Options  and
Non-Qualified Stock Options, if any, to be awarded hereunder to one or more eligible employees, prospective employees and Agents;

                     (c) to determine the number of shares to be covered by each award granted hereunder;

                     (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, settlement, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                     (e) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder; and

                     (f) to determine the terms and conditions under which awards hereunder are to operate in conjunction with or apart from other equity awarded, and cash awards made by the Company or any Subsidiary outside of this Plan.

2.3. INTERPRETATION OF PLAN. Subject to Section 8 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

Notwithstanding any provision in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422. Subject to Section 7 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

SECTION 3. COMMON STOCK SUBJECT TO PLAN.

3.1. NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 2,500,000 shares. In addition, Common Stock covered by any unexercised portions of terminated Options or Prior Awards (including canceled Options or Prior Awards), or Prior Awards which are otherwise surrendered by the Holder may again be subject to new awards under this Plan. The number of shares of Common Stock deemed to be issued under the Plan upon the exercise of an Option in the nature of a stock purchase right shall be reduced by the number of shares of Common Stock surrendered by the Holder in payment of the exercise or purchase price of the award and withholding taxes thereon.

3.2. CHARACTER OF SHARES. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.3. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Holder or a regular cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options, as may be determined to be appropriate by the Committee in order to prevent the dilution or enlargement of each Holder's rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

4.1. GENERAL. Awards under the Plan may be made to (i) officers and other key employees of the Company or any Subsidiary (including officers and key employees serving as directors of the Company) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary; (ii) prospective employees of the Company or its Subsidiaries and (iii) Agents of the Company. The exercise of any Stock Option and the vesting of any award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or a Subsidiary. The term "prospective employee" shall mean any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

SECTION 5.  STOCK OPTIONS.

5.1. GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve. The Committee shall have the authority to grant to any Holder hereof Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

5.2. TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                     (a) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but except as otherwise provided in Section 5.3 in the case of Options granted to replace stock options issued by acquired companies, shall be not less than 100% of the Fair Market Value of the Common Stock at the time of grant (110%, in the case of an Incentive Stock Option granted to a Holder ("10% Shareholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code).

                     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date on which the Option is granted.

                     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                     (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Committee, free of any liens or encumbrances. Payment may also be made, in the discretion of the Company, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price. Except as otherwise expressly provided in this Plan or in the Agreement, no Stock Option granted to an employee or prospective employee may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of a Stock Option shall have none of the rights of a shareholder with respect to the shares subject to the Stock Option until such shares shall be transferred to the Holder upon the exercise of the Stock Option.

                     (e) Buyout and Settlement Provisions. The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3. AWARDS FOR ACQUIRED COMPANIES. After any merger, consolidation, reorganization, stock or asset purchase or similar transaction in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant Options under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for stock options granted under a plan of another party to the transaction whose shares of stock subject to the old options may no longer be issued following the transaction. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such awards shall be determined by the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any awards. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

SECTION 6.  ACCELERATION.

6.1. ACCELERATION UPON CHANGE OF CONTROL. Unless the award Agreement provides otherwise or unless the Holder waives the application of this Section 6.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement.

6.2. CHANGE OF CONTROL DEFINED. A "Change of Control" shall be deemed to have occurred upon any of the following events:

                     (a) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections

13(d) and 13(g) of the Exchange Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                     (b) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                     (c) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

                     PROVIDED, HOWEVER, that a "Change of Control" shall not be deemed to have taken place if (A) beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities, or (B) there is an increase by Lipha Americas, Inc. or its affiliates, in its stock ownership in the Company provided that after such increase, the Company is still a publicly owned corporation listed on a national securities exchange or quoted on the NASDAQ National Market System.

                     (d) In the event of a "Change of Control" as defined in Subsection (a) above, all outstanding Stock Options, shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms, unless the provisions of this Section 6 are suspended or terminated by an affirmative vote of a majority of the Board.

6.3. GENERAL WAIVER BY COMMITTEE. The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option and/or waive any limitations or restrictions, if any, for all or any part of an award.

6.4. ACCELERATION UPON TERMINATION OF EMPLOYMENT. In the case of a Holder whose employment with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may accelerate the vesting of all or any part of any award and/or waive in whole or in part any or all of the remaining limitations or restrictions imposed hereunder or pursuant to the Agreement.

SECTION 7. FORFEITURE PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT.

7.1. This Section 7.1 shall apply to all awards granted under this Plan except to the extent that the applicable award agreement provides otherwise. Notwithstanding any provision in this Plan to the contrary, in any instance where the rights of the Holder of an award granted under the Plan extend past the date of termination of the Holder's employment, all of such rights shall immediately and automatically terminate and be forfeited if, in the determination of the Committee, the Holder at any time during a twenty-four month period following his or her termination of employment, directly or indirectly, either (i) personally or (ii) as an employee, agent, partner, shareholder, officer or director of, consultant to, or otherwise of any entity or person engaged in any business in which the Company or any Subsidiary is engaged, or is actively proposing to engage at the time of such termination of employment, engages in conduct that breaches his or her duty of loyalty to the Company or any Subsidiary or that is in material competition with the Company or any Subsidiary or is materially injurious to the Company or any Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to: (i) disclosing or using any confidential information pertaining to the Company or any Subsidiary; (ii) any attempt, directly or indirectly, to induce any employee of the Company or any Subsidiary to be employed or perform services elsewhere; or (iii) any attempt, directly or indirectly, to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary; or (iv) disparaging the Company or any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion, and shall be final and binding upon the Holder. A determination that any particular conduct, action or failure falls outside the scope of activities contemplated by this Section shall not imply that, or be determinative of whether, such conduct, action or failure is otherwise lawful or appropriate. For purposes of this paragraph, a Holder shall not be deemed to be a shareholder of a competing entity if the Holder's record and beneficial ownership of equity securities of said entity amount to not more than one percent (1%) of the outstanding equity securities of any company subject to the periodic and other reporting requirements of the Exchange Act. In the event the existence of any circumstance which would trigger the forfeiture of an award pursuant to this Section 7.1 but for the fact that said award has previously been converted into or exercised for other securities of the Company (e.g., upon the exercise of stock options), or converted into cash or other property (e.g., upon the sale by or for the account of the Holder of Common Stock acquired by him or her upon the exercise of Stock Options), whether before or after the termination of employment, then, in such event, said securities, or cash or other property, as the case may be, shall be deemed to be held in trust for the Company and shall be promptly paid over to the Company upon demand (net of any amounts that may have been theretofore actually paid by the Holder to the Company in respect thereof (e.g., as the cash exercise price of a warrant). By virtue of his or her acceptance of the award under the Plan to which this Agreement relates, the Holder shall be irrevocable deemed to have agreed to be bound by the provisions of this Section 7.1. The Holder further recognizes that (i) the Company would be irreparably injured in the event of a breach by the Employee of any of his obligations under this
Section 7; (ii) monetary damages would not be an adequate remedy for any such breach; and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedies that it may have, in the event of any such breach.

SECTION 8.  AMENDMENTS AND TERMINATION.

8.1. AMENDMENTS TO PLAN. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the shareholders of the requisite number of outstanding shares of Common Stock if (a) it increases the aggregate number of shares of Common Stock which are available pursuant to the Plan, (except as provided in Section 3 hereof) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

8.2. AMENDMENTS TO INDIVIDUAL AWARDS. The Committee may amend the terms of any award granted under the Plan; provided, however, that subject to Section 3 hereof, no such amendment may be made by the Committee which in any material respect impairs the rights of the Holder without the Holder's consent.

SECTION 9.  TERM OF PLAN.

9.1. EFFECTIVE DATE. The Plan shall be effective upon approval of the shareholders of the Company.

9.2. TERMINATION DATE. No award shall be granted pursuant to the Plan on or after the tenth anniversary of its effective date, but awards granted prior to or on such date may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

SECTION 10.  GENERAL PROVISIONS.

10.1.  INVESTMENT  REPRESENTATIONS.   The  Committee  may  require  each  person
acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

10.2. ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

10.3. NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

10.4. WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

10.5. GOVERNING LAW. To the extent not preempted by the laws of the United States, the laws of the State of New Jersey, without reference to conflict of laws provisions, shall be the controlling law in all matters relating to the Plan and all awards made and actions taken thereunder.

10.6. OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

10.7. EMPLOYEE STATUS. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under the Plan to an employee shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

10.8. NON-TRANSFERABILITY. Other than the transfer of a Stock Option by will, by the laws of descent and distribution, or pursuant to the express provisions of the applicable Agreement, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except as expressly provided in any applicable Agreement, any Stock Option or other award granted under this Plan shall be only exercisable during the lifetime of the Holder by the Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Company may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Holder, to trusts or partnerships for such family members, or to such other parties as the Committee may approve (as evidenced by the applicable award agreement or an amendment thereto), and the Company may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

10.9. APPLICABLE LAWS. The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

10.10. CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

10.11. WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

10.12. COMMON STOCK CERTIFICATES. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 14A:7-11 of the New Jersey Business Corporation Act. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.13. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

10.14. CERTAIN MERGERS. If in connection with a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company ("Merger") in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), does not assume the Company's rights and obligations under outstanding award agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any award that was permissible solely by reason of this Section 10.14 shall be conditioned upon the consummation of the Merger. Any awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

                         PHARMACEUTICAL RESOURCES, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JULY 12, 2001

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned shareholder(s) of PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation (the "Company"), hereby constitute(s) and appoint(s) Kenneth I. Sawyer and Dennis J. O'Connor, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of the Company to be held at the Park Ridge Marriott, 300 Brae Blvd., Park Ridge, New Jersey, on July 12, 2001 at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.

           THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(Continued and to be signed and dated on the reverse side.)

1.         ELECTION OF CLASS I AND CLASS II DIRECTORS

           FOR ALL NOMINEES  /_/    WITHHOLD AUTHORITY   /_/    *EXCEPTIONS /_/
           listed below             to vote for all
                                    nominees listed
                                    below

Nominees:     CLASS I:          Thomas J. Drago             Matthew W. Emmens

              CLASS II: Kenneth I. Sawyer    Mark Auerbach    John D. Abernathy

*EXCEPTIONS
            -------------------------------------------------------------------


2.         To  consider  and act upon a  proposal  to  approve  and  adopt  the
            Company's 2001 Performance Equity Plan

           FOR  /_/                 AGAINST  /_/                  ABSTAIN  /_/

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4c of the Securities Exchange Act of 1934, as amended.


                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.


                                        Dated
                                              --------------------------- 2001


                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                               Signature if held jointly

                                      Please  sign  exactly  as  name  appears
                                      hereon.  When  shares  are held by joint
                                      tenants,  both should sign. When signing
                                      as  attorney,  executor,  administrator,
                                      trustee or  guardian,  please  give full
                                      title as such. If a corporation,  please
                                      sign in full corporate name by President
                                      or  other  authorized   officer.   If  a
                                      partnership, please sign in partnership name by authorized person.